UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 19, 2004

                                -----------------

                             Digital Recorders, Inc.

             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


    North Carolina                   1-13408                   56-1362926
 (State or Other            (Commission File Number)          (IRS Employer
  Jurisdiction of                                            Identification No.)
  Incorporation)

                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code              (214) 378-8992



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Item 12. Results of Operations and Financial Condition

         On April 19, 2004, Digital Recorders, Inc. (the "Company") announced in a press release the Company's preliminary results for its first quarter 2004, which ended March 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.



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Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          DIGITAL RECORDERS, INC.
Date: April 19, 2004      By:    /s/ DAVID L. TURNEY
                                 -----------------------------------------------
                                 David L. Turney
                                 Chairman, Chief Executive Officer and President



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                                                             Exhibit 99.1

                       Press Release Dated April 19, 2004